Financial Instruments - Derivatives Not Designated as Hedging Instruments Gain (Loss) (Table) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Derivative
Total	$ 34	$ (2,352)	$ 429	$ (537)
Interest and finance costs, net
Derivative
Interest rate swaps	457	(1,085)	760	(768)
Bunker swaps	$ (423)	$ (1,267)	$ (331)	$ 231